Exhibit 10(e) Execution Version SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT THIS SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of March 12, 2020 (this “Amendment”), to the Existing Credit Agreement (as defined below) is made by PPL CAPITAL FUNDING, INC., a Delaware corporation (the “Borrower”), PPL CORPORATION, a Pennsylvania corporation (the “Guarantor”) and each Lender (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below). W I T N E S S E T H: WHEREAS, the Borrower, the Guarantor, the Lenders and The Bank of Nova Scotia, as the Administrative Agent, Sole Lead Arranger and Sole Bookrunner, are all parties to the Revolving Credit Agreement, dated as of March 26, 2014 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in order to extend the maturity date therein and the Lenders are willing to modify the Existing Credit Agreement on the terms and subject to the conditions hereinafter set forth; NOW, THEREFORE, the parties hereto hereby covenant and agree as follows: ARTICLE I DEFINITIONS SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof): “Amendment” is defined in the preamble. “Borrower” is defined in the preamble. “Credit Agreement” is defined in the first recital. “Existing Credit Agreement” is defined in the first recital. “Guarantor” is defined in the preamble. SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Existing Revolving Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings. ARTICLE II AMENDMENTS TO THE EXISTING CREDIT AGREEMENT Effective as of the date hereof, but subject to the satisfaction of the conditions in Article III, Sixth Amendment to Revolving Credit Agreement AmericasActive:14372706.5

(a) The Existing Credit Agreement is hereby amended to add “Exhibit D – U.S. Tax Compliance Certificate” attached hereto. (b) The Recitals of the Existing Credit Agreement are hereby amended and restated in their entirety as follows: “The Loan Parties (as hereinafter defined) have requested that the Lenders provide a revolving credit facility in an aggregate principal amount, subject to Section 2.19, not to exceed $50,000,000. In consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:”. (c) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definition in its entirety as follows: “Termination Date” means the earliest to occur of (i) March [10], 2021 and (ii) such earlier date upon which all Commitments shall have been terminated in their entirety in accordance with this Agreement.”. (d) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definition in its entirety as follows: “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official government interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among governmental authorities and implementing such Sections of the Code. (e) Section 1.01 of the Existing Credit Agreement is amended by inserting the following definitions in their correct alphabetical order: “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. 2 Sixth Amendment to Revolving Credit Agreement

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “LIBOR Successor Rate” shall have the meaning specified in Section 2.14(b). “LIBOR Successor Rate Conforming Changes” shall have the meaning specified in Section 2.14(b). “Other Connection Taxes” means, with respect to any Lender, Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Tax (other than connections arising solely from such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan document). “Scheduled Unavailability Date” shall have the meaning specified in Section 2.14(b). “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which writedown and conversion powers are described in the EU Bail-In Legislation Schedule. (f) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definition in its entirety as follows: “Defaulting Lender” means, subject to Section 2.20(c), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) has, or has a direct or 3 Sixth Amendment to Revolving Credit Agreement indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, or (e) has become the subject of a Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.20(c)) upon delivery of written notice of such determination to the Borrower, each Issuing Lender and each Lender.”. (g) Article I of the Existing Credit Agreement is amended by inserting a new Section 1.02 immediately after Section 1.01 as follows: “Section 1.02 Divisions. For all purposes under the Loan Documents, pursuant to any statutory division or plan of division under Delaware law, including a statutory division pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or any comparable event under a different state’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of one or more different Persons, then such asset, right, obligation or liability shall be deemed to have been transferred from the original Person to the subsequent Person(s) on the date such division becomes effective, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests on the date such division becomes effective.” (h) Section 2.14 of the Existing Credit Agreement is hereby amended by adding the following to the end of the Section: “(b) Notwithstanding anything to the contrary in this Agreement or any other Loan Document, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) the circumstances set forth in Section 2.14(b) have occurred and such circumstances are unlikely to be temporary; or (ii) the administrator of the London Interbank Offered Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the London Interbank Offered Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or (iii) any applicable interest rate specified herein (other than the Prime Rate or the Federal Funds Rate) is no longer a widely recognized benchmark rate for 4 Sixth Amendment to Revolving Credit Agreement newly originated loans in the U.S. syndicated loan market in the applicable currency, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and such Borrower shall negotiate in good faith to amend this Agreement to replace the London Interbank Offered Rate with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below) and any such amendment shall become effective at 5:00 P.M. (New York, New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify each Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Euro-Dollar Loans shall be suspended (to the extent of the affected Euro-Dollar Loans or Interest Periods only), and (y) the London Interbank Offered Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, any Borrower may revoke any pending request for a Borrowing of, conversion to, or continuation of Euro-Dollar Loans (to the extent of the affected Euro-Dollar Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a Base Rate Borrowing (subject to the foregoing clause (y)) in the amount specified therein. Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than 0% for purposes of this Agreement. For purposes hereof, “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, determined by the Administrative Agent with the consent of the Borrower, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement.” (i) Section 2.16 of the Existing Credit Agreement is hereby amended by replacing Section 2.16(a)(ii)(C) in its entirety with: 5 Sixth Amendment to Revolving Credit Agreement

“(C) the imposition of, or any change in the rate of, any taxes described in clauses (i) through (iv) of the definition of Taxes in Section 2.17(a), (D) Connection Income Taxes, and (E) Taxes attributable to a Lender’s failure to comply with Section 2.16(e))” (j) Section 2.17 of the Existing Credit Agreement is hereby amended by replacing Section 2.17(a)(i) with: “(i) taxes imposed on or measured by the net income (including branch profits or similar taxes) of, and gross receipts, franchise or similar taxes imposed on, the Lender (A) by the jurisdiction (or subdivision thereof) under the laws of which the Lender is organized or in which its principal executive office is located or, in the case of the Lender, in which its Applicable Lending Office is located, or (B) that are Other Connection Taxes,” (k) Section 2.17 of the Existing Credit Agreement is hereby amended adding subsections (e) and (f): “(e) Tax Forms and Certificates. (i) Any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower on or about the date on which such Lender becomes a Lender under this Agreement (at any time such Lender changes its Applicable Lending Office and from time to time thereafter upon the reasonable request of the Borrower), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (ii) any Lender that is not a “United States person” within the meaning of Section 7701(a)(3) of the Code (a “Non-U.S. Lender”) shall, to the extent it is legally entitled to do so, deliver to Borrower (in such number of copies as shall be requested by the recipient) on or about the date on which such Non-U.S. Lender becomes a Lender under this Agreement (any time such Lender changes its Applicable Lending Office and from time to time thereafter upon the reasonable request of the Borrower), whichever of the following is applicable: (A) in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) executed copies of IRS Form W-8ECI; (C) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (D) to the extent a Non-U.S. Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-1 or D-2, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 on behalf of each such direct and indirect partner; (iii) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or about the date which such Non-U.S. Lender becomes a Lender under this Agreement, at any time such ender changes its Applicable 6 Sixth Amendment to Revolving Credit Agreement

Lending Office and from time to time thereafter upon the reasonable request of the Borrower, executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made; and (iv) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower at the time or times prescribed by law and at such time or times reasonably requested by the Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower as may be necessary for the Borrower to comply with its obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of clause (iv), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.” “(f) Exclusions. No Loan Party shall be required to indemnify any Non-U.S. Lender, or to pay any additional amount to any Non-U.S. Lender, pursuant to Sections 2.16(a), (b) or (c) in respect of Taxes or Other Taxes to the extent that the obligation to indemnify or pay such additional amounts, would not have arisen but for the failure of such Non-U.S. Lender to comply with the provisions of Section 2.17(e).” (l) Sections 5.04(a), 5.04(c), 5.05 and 5.13 of the Existing Credit Agreement are hereby amended by replacing references to “December 31, 2018” with “December 31, 2019”. (m) Section 9.05 of the Existing Credit Agreement is hereby amended by adding the following sentence to the end of the Section: “Notwithstanding anything to the contrary herein, the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any LIBOR Successor Rate or otherwise effectuate the terms of Section 2.14(b) in accordance with the terms of Section 2.14(b).” (n) Acknowledgment and Consent to Bail-in of EEA Financial Institutions. The Existing Credit Agreement is amended by inserting the following new Section 9.15 immediately following Section 9.14 of the Existing Credit Agreement: “Section 9.15. Acknowledgment and Consent to Bail-in of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the writedown and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and 7 Sixth Amendment to Revolving Credit Agreement

(b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.” (o) Article IX of the Existing Credit Agreement is amended by inserting the following sections at the end thereof: “Section 9.16. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender. Section 9.17. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 9.18. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.” (p) Appendix A to the Existing Credit Agreement is amended and replaced in its entirety with Appendix A attached hereto. ARTICLE III CONDITIONS TO EFFECTIVENESS This Amendment and the amendments contained herein shall become effective as of the date hereof when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent. SECTION 3.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower, the Guarantor and the each of the Lenders. 8 Sixth Amendment to Revolving Credit Agreement

SECTION 3.2. Costs and Expenses, etc. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 9.03 of the Credit Agreement, if then invoiced. SECTION 3.3. Resolutions, etc. The Administrative Agent shall have received from the Borrower and the Guarantor (i) a copy of a good standing certificate for such Loan Party, dated a date reasonably close to the date hereof and (ii) a certificate, dated as of the date hereof, of a Secretary or an Assistant Secretary of each Loan Party certifying (a) that attached thereto is a true, correct and complete copy of (x) the articles or certificate of incorporation of such Loan Party certified by the Secretary of State (or equivalent body) of the jurisdiction of incorporation of such Loan Party and (y) the bylaws of such Loan Party, and (b) that attached thereto is a true, correct and complete copy of resolutions adopted by the board of directors of such Loan Party authorizing the execution, delivery and performance of this Amendment and each other document delivered in connection herewith and that such resolutions have not been amended and are in full force. SECTION 3.4. Opinion of Counsel. The Administrative Agent shall have received an opinion, dated the date hereof and addressed to the Administrative Agent and all Lenders, from counsel to the Borrower, in form and substance satisfactory to the Administrative Agent. SECTION 3.5. Satisfactory Legal Form. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel. ARTICLE IV MISCELLANEOUS SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment. SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof. SECTION 4.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. SECTION 4.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 4.5. Governing Law. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). 9 Sixth Amendment to Revolving Credit Agreement

SECTION 4.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents. SECTION 4.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower and Guarantor each hereby represents and warrants to the Lenders, on the date this Amendment becomes effective pursuant to Article III, that both before and after giving effect to this Amendment, all representations and warranties set forth in Article V of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date). [Signature page follows] 10 Sixth Amendment to Revolving Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written. PPL CAPITAL FUNDING, INC., as the Borrower By:___/s/ Tadd J. Henninger_____ Name: Tadd J. Henninger Title: Vice President and Treasurer PPL CORPORATION, as the Guarantor By:___/s/ Tadd J. Henninger_____ Name: Tadd J. Henninger Title: Vice President-Finance and Treasurer Signature Page to Sixth Amendment to Revolving Credit Agreement

THE BANK OF NOVA SCOTIA, as the Administrative Agent and as a Lender By:___/s/ David Dewar________ Name: David Dewar Title: Director Signature Page to Sixth Amendment to Revolving Credit Agreement

Appendix A COMMITMENTS Lender Commitment Applicable Percentage The Bank of Nova Scotia $ 50,000,000.00 100.000000000% Total $ 50,000,000.00 100.000000000% Appendix A - Sixth Amendment to Revolving Credit Agreement

EXHIBIT D-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Revolving Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), among PPL Capital Funding, Inc., as the Borrower, PPL Corporation, as the Guarantor, and the Bank of Nova Scotia, as the Lender, and other each lender from time to time party thereto. Pursuant to the provisions of Section 2.17 of the Revolving Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower, and (2) the undersigned shall have at all times furnished the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Revolving Credit Agreement and used herein shall have the meanings given to them in the Revolving Credit Agreement. [NAME OF LENDER] By:_________________________________ Name: Title: Date: ________ __, 20[ ]

EXHIBIT D-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Revolving Credit Agreement dated as of [ ] (as amended, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), among PPL Capital Funding, Inc., as the Borrower, PPL Corporation, as the Guarantor, and the Bank of Nova Scotia, as the Lender, and other each lender from time to time party thereto. Pursuant to the provisions of Section 2.17 of the Revolving Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Revolving Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower, and (2) the undersigned shall have at all times furnished the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Revolving Credit Agreement and used herein shall have the meanings given to them in the Revolving Credit Agreement. [NAME OF LENDER] By:_________________________________ Name: Title: Date: ________ __, 20[ ]